Exhibit 99.2

Devon Energy First-Quarter 2025

Supplemental Tables

TABLE OF CONTENTS:	PAGE:

Consolidated Statements of Earnings	2

Supplemental Information for Consolidated Statements of Earnings	3

Consolidated Balance Sheets	4

Consolidated Statements of Cash Flows	5

Production	6

Capital Expenditures and Supplemental Information for Capital Expenditures	7

Realized Pricing	8

Asset Margins	9

Core Earnings	10

EBITDAX	11

Net Debt, Net Debt-to-EBITDAX, Free Cash Flow and Reinvestment Rate	12

CONSOLIDATED STATEMENTS OF EARNINGS

(in millions, except per share amounts)	2025	2024
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Oil, gas and NGL sales	$3,126	$3,086	$2,665	$2,796	$2,629
Oil, gas and NGL derivatives (1)	(98)	(84)	227	23	(145)
Marketing and midstream revenues	1,424	1,401	1,132	1,098	1,112

Total revenues	4,452	4,403	4,024	3,917	3,596

Production expenses (2)	912	881	763	788	751
Exploration expenses	10	12	4	3	9
Marketing and midstream expenses	1,436	1,402	1,149	1,108	1,133
Depreciation, depletion and amortization	912	971	794	768	722
Asset impairments	254	—	—	—	—
Asset dispositions	2	(5)	—	15	1
General and administrative expenses	130	155	117	114	114
Financing costs, net (3)	123	123	88	76	76
Other, net	27	24	45	5	22

Total expenses	3,806	3,563	2,960	2,877	2,828

Earnings before income taxes	646	840	1,064	1,040	768
Income tax expense (4)	137	187	239	185	159

Net earnings	509	653	825	855	609
Net earnings attributable to noncontrolling interests	15	14	13	11	13

Net earnings attributable to Devon	$494	$639	$812	$844	$596

Net earnings per share:
Basic net earnings per share	$0.77	$0.98	$1.31	$1.35	$0.95
Diluted net earnings per share	$0.77	$0.98	$1.30	$1.34	$0.94
Weighted average common shares outstanding:
Basic	643	650	622	626	629
Diluted	645	651	623	628	632

SUPPLEMENTAL INFORMATION FOR CONSOLIDATED STATEMENTS OF EARNINGS

(1) OIL, GAS AND NGL DERIVATIVES
(in millions)	2025	2024
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Derivative cash settlements	$(10)	$58	$61	$54	$24
Derivative valuation changes	(88)	(142)	166	(31)	(169)

Oil, gas and NGL derivatives	$(98)	$(84)	$227	$23	$(145)

(2) PRODUCTION EXPENSES
(in millions)	2025	2024
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Lease operating expense	$479	$445	$366	$383	$380
Gathering, processing & transportation	204	213	200	197	180
Production taxes	212	206	179	188	175
Property taxes	17	17	18	20	16

Production expenses	$912	$881	$763	$788	$751

(3) FINANCING COSTS, NET
(in millions)	2025	2024
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Interest based on debt outstanding	$127	$128	$98	$88	$87
Interest income	(10)	(16)	(19)	(14)	(13)
Other	6	11	9	2	2

Financing costs, net	$123	$123	$88	$76	$76

(4) INCOME TAX EXPENSE
(in millions)	2025	2024
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Current expense	$96	$119	$75	$146	$119
Deferred expense	41	68	164	39	40

Income tax expense	$137	$187	$239	$185	$159

CONSOLIDATED BALANCE SHEETS

(in millions)	2025	2024
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Current assets:
Cash, cash equivalents and restricted cash	$1,234	$846	$676	$1,169	$1,149
Accounts receivable	2,036	1,972	1,779	1,589	1,670
Inventory	332	294	293	258	234
Other current assets	303	315	484	343	345

Total current assets	3,905	3,427	3,232	3,359	3,398
Oil and gas property and equipment, based on successful efforts accounting, net	23,429	23,198	23,155	18,216	18,033
Other property and equipment, net	1,653	1,813	1,795	1,569	1,551

Total property and equipment, net	25,082	25,011	24,950	19,785	19,584
Goodwill	753	753	753	753	753
Right-of-use assets	127	303	317	297	276
Investments	713	727	718	704	713
Other long-term assets	348	268	293	264	254

Total assets	$30,928	$30,489	$30,263	$25,162	$24,978

Current liabilities:
Accounts payable	$923	$806	$995	$754	$879
Revenues and royalties payable	1,588	1,432	1,423	1,363	1,268
Short-term debt	485	485	—	475	479
Other current liabilities	622	586	488	424	640

Total current liabilities	3,618	3,309	2,906	3,016	3,266
Long-term debt	8,395	8,398	8,884	5,665	5,668
Lease liabilities	77	320	328	315	301
Asset retirement obligations	835	770	765	691	683
Other long-term liabilities	1,041	840	820	829	841
Deferred income taxes	2,189	2,148	2,082	1,917	1,878
Stockholders’ equity:
Common stock	64	65	66	63	63
Additional paid-in capital	6,096	6,387	6,662	5,478	5,718
Retained earnings	8,506	8,166	7,670	7,132	6,509
Accumulated other comprehensive loss	(121)	(122)	(121)	(122)	(123)

Total stockholders’ equity attributable to Devon	14,545	14,496	14,277	12,551	12,167
Noncontrolling interests	228	208	201	178	174

Total equity	14,773	14,704	14,478	12,729	12,341

Total liabilities and equity	$30,928	$30,489	$30,263	$25,162	$24,978

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)	2025	2024
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Cash flows from operating activities:
Net earnings	$509	$653	$825	$855	$609
Adjustments to reconcile net earnings to net cash from operating activities:
Depreciation, depletion and amortization	912	971	794	768	722
Asset impairments	254	—	—	—	—
Leasehold impairments	5	3	1	1	—
Accretion of liabilities	6	6	2	—	—
Total (gains) losses on commodity derivatives	98	84	(227)	(23)	145
Cash settlements on commodity derivatives	(10)	58	61	54	24
(Gains) losses on asset dispositions	2	(5)	—	15	1
Deferred income tax expense	41	68	164	39	40
Share-based compensation	30	24	24	27	24
Other	(22)	4	3	—	3
Changes in assets and liabilities, net	117	(202)	16	(201)	170

Net cash from operating activities	1,942	1,664	1,663	1,535	1,738

Cash flows from investing activities:
Capital expenditures	(934)	(926)	(877)	(948)	(894)
Acquisitions of property and equipment	(8)	(116)	(3,602)	(82)	(8)
Divestitures of property and equipment	133	6	—	1	17
Grayson Mill acquired cash	—	—	147	—	—
Distributions from investments	9	33	13	11	11
Contributions to investments and other	(2)	(40)	(30)	(1)	(47)

Net cash from investing activities	(802)	(1,043)	(4,349)	(1,019)	(921)

Cash flows from financing activities:
Borrowings of long-term debt, net of issuance costs	—	—	3,219	—	—
Repayments of long-term debt	—	—	(472)	—	—
Repurchases of common stock	(301)	(301)	(295)	(256)	(205)
Dividends paid on common stock	(163)	(143)	(272)	(223)	(299)
Contributions from noncontrolling interests	14	8	20	12	12
Distributions to noncontrolling interests	(9)	(15)	(10)	(19)	(7)
Lease extinguishment payment	(274)	—	—	—	—
Shares exchanged for tax withholdings and other	(19)	1	2	(9)	(42)

Net cash from financing activities	(752)	(450)	2,192	(495)	(541)

Effect of exchange rate changes on cash	—	(1)	1	(1)	(2)

Net change in cash, cash equivalents and restricted cash	388	170	(493)	20	274
Cash, cash equivalents and restricted cash at beginning of period	846	676	1,169	1,149	875

Cash, cash equivalents and restricted cash at end of period	$1,234	$846	$676	$1,169	$1,149

Reconciliation of cash, cash equivalents and restricted cash:
Cash and cash equivalents	$1,198	$811	$645	$1,140	$1,126
Restricted cash	36	35	31	29	23

Total cash, cash equivalents and restricted cash	$1,234	$846	$676	$1,169	$1,149

PRODUCTION

	2025	2024
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Oil (MBbls/d)
Delaware Basin	216	221	227	221	208
Rockies	112	110	48	50	53
Eagle Ford	45	49	44	46	43
Anadarko Basin	11	14	13	14	11
Other	4	4	3	4	4

Total	388	398	335	335	319

Natural gas liquids (MBbls/d)
Delaware Basin	118	127	134	121	113
Rockies	44	43	15	14	12
Eagle Ford	15	21	16	17	14
Anadarko Basin	26	30	29	30	26
Other	—	—	—	—	—

Total	203	221	194	182	165

Gas (MMcf/d)
Delaware Basin	744	755	764	712	695
Rockies	233	230	96	89	81
Eagle Ford	117	130	93	92	79
Anadarko Basin	252	255	241	244	223
Other	—	1	—	—	1

Total	1,346	1,371	1,194	1,137	1,079

Total oil equivalent (MBoe/d)
Delaware Basin	458	474	488	461	437
Rockies	195	191	79	79	79
Eagle Ford	79	92	75	79	70
Anadarko Basin	79	87	82	84	74
Other	4	4	4	4	4

Total	815	848	728	707	664

CAPITAL EXPENDITURES

(in millions)	2025	2024
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Delaware Basin	$493	$448	$495	$505	$555
Rockies	215	268	89	84	70
Eagle Ford	151	107	173	180	156
Anadarko Basin	46	44	56	56	59
Other	3	5	4	3	2

Total upstream capital	$908	$872	$817	$828	$842

Carbon capital	22	12	26	24	32
Midstream and Corporate	34	42	35	38	63

Capital expenditures	$964	$926	$878	$890	$937

Acquisitions (1)	8	116	38	81	8

Total capital	$972	$1,042	$916	$971	$945

(1)	Q3 2024 excludes $5,045 million related to the Grayson Mill acquisition.

SUPPLEMENTAL INFORMATION FOR CAPITAL EXPENDITURES

	$	$	$	$	$
GROSS OPERATED SPUDS
	2025	2024
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Delaware Basin	73	67	75	73	76
Rockies	24	24	8	12	4
Eagle Ford	30	12	28	28	30
Anadarko Basin	5	2	9	13	4

Total	132	105	120	126	114

GROSS OPERATED WELLS TIED-IN
	2025	2024
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Delaware Basin	79	55	55	62	59
Rockies	16	30	7	3	12
Eagle Ford	35	23	31	23	26
Anadarko Basin	6	20	15	26	5

Total	136	128	108	114	102

NET OPERATED WELLS TIED-IN
	2025	2024
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Delaware Basin	54	50	39	44	50
Rockies	13	27	6	2	12
Eagle Ford	26	13	24	15	21
Anadarko Basin	2	8	6	14	2

Total	95	98	75	75	85

AVERAGE LATERAL LENGTH
(based on wells tied-in)	2025	2024
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Delaware Basin	10,300’	11,500’	10,500’	10,200’	10,300’
Rockies	12,200’	10,150’	14,500’	15,500’	9,600’
Eagle Ford	7,800’	7,700’	7,600’	6,800’	6,700’
Anadarko Basin	12,500’	10,000’	11,000’	8,700’	10,000’

Total	10,700’	9,900’	10,000’	9,300’	9,300’

REALIZED PRICING

BENCHMARK PRICES
(average prices)	2025	2024
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Oil ($/Bbl) - West Texas Intermediate (Cushing)	$71.50	$70.32	$75.20	$80.62	$77.01
Natural Gas ($/Mcf) - Henry Hub	$3.65	$2.79	$2.15	$1.89	$2.25
NGL ($/Bbl) - Mont Belvieu Blended	$29.65	$27.80	$25.20	$26.33	$27.51

REALIZED PRICES
	2025	2024
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Oil (Per Bbl)
Delaware Basin	$70.28	$69.06	$74.24	$79.62	$76.23
Rockies	66.40	65.67	70.39	75.73	71.33
Eagle Ford	69.85	69.25	74.92	80.45	76.51
Anadarko Basin	71.15	67.46	73.13	78.36	74.91

Realized price without hedges	69.13	68.11	73.74	79.10	75.40
Cash settlements	0.02	1.08	0.52	(0.15)	(0.25)

Realized price, including cash settlements	$69.15	$69.19	$74.26	$78.95	$75.15

Natural gas liquids (Per Bbl)
Delaware Basin	$22.76	$21.79	$19.21	$19.59	$20.55
Rockies	14.72	12.88	8.09	9.44	10.95
Eagle Ford	28.65	26.40	24.18	23.07	23.67
Anadarko Basin	26.91	25.45	22.35	22.16	24.77

Realized price without hedges	22.03	21.07	19.25	19.60	20.81
Cash settlements	(0.10)	(0.06)	0.11	0.11	(0.08)

Realized price, including cash settlements	$21.93	$21.01	$19.36	$19.71	$20.73

Gas (Per Mcf)
Delaware Basin	$2.47	$1.01	$0.04	$0.17	$1.19
Rockies	1.48	0.59	(0.85)	(0.46)	(0.02)
Eagle Ford	3.36	2.31	1.80	1.48	1.89
Anadarko Basin	3.42	2.27	1.74	1.70	1.92

Realized price without hedges	2.55	1.30	0.45	0.55	1.30
Cash settlements	(0.07)	0.16	0.39	0.55	0.32

Realized price, including cash settlements	$2.48	$1.46	$0.84	$1.10	$1.62

Total oil equivalent (Per Boe)
Delaware Basin	$43.00	$39.66	$39.85	$43.63	$43.55
Rockies	43.29	41.37	43.11	49.22	49.74
Eagle Ford	49.75	46.46	50.89	54.03	53.81
Anadarko Basin	29.96	26.54	24.69	25.53	25.48

Realized price without hedges	42.58	39.57	39.80	43.44	43.52
Cash settlements	(0.13)	0.75	0.91	0.85	0.39

Realized price, including cash settlements	$42.45	$40.32	$40.71	$44.29	$43.91

ASSET MARGINS

BENCHMARK PRICES

(average prices)	2025	2024
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Oil ($/Bbl) - West Texas Intermediate (Cushing)	$71.50	$70.32	$75.20	$80.62	$77.01
Natural Gas ($/Mcf) - Henry Hub	$3.65	$2.79	$2.15	$1.89	$2.25
NGL ($/Bbl) - Mont Belvieu Blended	$29.65	$27.80	$25.20	$26.33	$27.51

PER-UNIT CASH MARGIN BY ASSET (per Boe)

	2025	2024
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Delaware Basin
Realized price	$43.00	$39.66	$39.85	$43.63	$43.55
Lease operating expenses	(5.74)	(4.93)	(4.69)	(5.31)	(5.54)
Gathering, processing & transportation	(3.00)	(2.92)	(2.79)	(2.89)	(2.79)
Production & property taxes	(3.13)	(2.91)	(2.99)	(3.31)	(3.16)

Field-level cash margin	$31.13	$28.90	$29.38	$32.12	$32.06

Rockies
Realized price	$43.29	$41.37	$43.11	$49.22	$49.74
Lease operating expenses	(9.31)	(8.63)	(10.83)	(10.43)	(11.06)
Gathering, processing & transportation	(1.14)	(1.22)	(2.33)	(2.47)	(2.26)
Production & property taxes	(3.83)	(3.66)	(4.56)	(5.22)	(5.23)

Field-level cash margin	$29.01	$27.86	$25.39	$31.10	$31.19

Eagle Ford
Realized price	$49.75	$46.46	$50.89	$54.03	$53.81
Lease operating expenses	(6.65)	(5.59)	(6.57)	(7.03)	(7.59)
Gathering, processing & transportation	(2.47)	(2.21)	(2.02)	(2.03)	(1.67)
Production & property taxes	(2.65)	(2.41)	(2.79)	(2.82)	(2.73)

Field-level cash margin	$37.98	$36.25	$39.51	$42.15	$41.82

Anadarko Basin
Realized price	$29.96	$26.54	$24.69	$25.53	$25.48
Lease operating expenses	(3.20)	(2.72)	(2.92)	(3.16)	(3.33)
Gathering, processing & transportation	(6.01)	(5.74)	(5.78)	(5.70)	(6.27)
Production & property taxes	(1.62)	(1.20)	(1.17)	(1.19)	(1.24)

Field-level cash margin	$19.13	$16.88	$14.82	$15.48	$14.64

Devon - Total
Realized price	$42.58	$39.57	$39.80	$43.44	$43.52
Lease operating expenses	(6.53)	(5.70)	(5.46)	(5.95)	(6.29)
Gathering, processing & transportation	(2.78)	(2.74)	(2.98)	(3.07)	(2.98)
Production & property taxes	(3.11)	(2.86)	(2.95)	(3.23)	(3.16)

Field-level cash margin	$30.16	$28.27	$28.41	$31.19	$31.09

NON-GAAP MEASURES

(all monetary values in millions, except per share amounts)

Devon’s earnings materials include non-GAAP financial measures. These non-GAAP measures are not alternatives to GAAP measures, and you should not consider these non-GAAP measures in isolation or as a substitute for analysis of our results as reported under GAAP. Below is additional disclosure regarding each of the non-GAAP measures used in the earnings materials, including reconciliations to their most directly comparable GAAP measure.

The earnings materials may include forward-looking non-GAAP measures. The company is unable to provide reconciliations of these forward-looking non-GAAP measures, because components of the calculations are inherently unpredictable, such as changes to current assets and liabilities, the timing of changes in capital accruals, unknown future events and estimating certain future GAAP measures. The inability to reliably quantify certain components of the calculation would significantly affect the usefulness and accuracy of a reconciliation.

CORE EARNINGS

Devon’s reported net earnings include items of income and expense that are typically excluded by securities analysts in their published estimates of the company’s financial results. Accordingly, the company also uses the measures of core earnings and core earnings per share attributable to Devon. Devon believes these non-GAAP measures facilitate comparisons of its performance to earnings estimates published by securities analysts. Devon also believes these non-GAAP measures can facilitate comparisons of its performance between periods and to the performance of its peers. The following table summarizes the effects of these items on first-quarter 2025 and fourth-quarter 2024 earnings.

	Quarter Ended March 31, 2025
	Before-tax	After-tax	After NCI	Per Diluted Share
Total
Earnings (GAAP)	$646	$509	$494	$0.77
Adjustments:
Asset dispositions	2	1	1	—
Asset and exploration impairments	259	202	202	0.31
Fair value changes in financial instruments	88	68	68	0.11
Restructuring and transaction costs	18	14	14	0.02

Core earnings (Non-GAAP)	$1,013	$794	$779	$1.21

	Quarter Ended December 31, 2024
	Before-tax	After-tax	After NCI	Per Diluted Share
Total
Earnings (GAAP)	$840	$653	$639	$0.98
Adjustments:
Asset dispositions	(5)	(3)	(3)	(0.01)
Asset and exploration impairments	3	2	2	0.01
Deferred tax asset valuation allowance	—	4	4	0.01
Fair value changes in financial instruments	145	113	113	0.17
Restructuring and transaction costs	1	1	1	—

Core earnings (Non-GAAP)	$984	$770	$756	$1.16

EBITDAX

Devon believes EBITDAX provides information useful in assessing operating and financial performance across periods. Devon computes EBITDAX as net earnings before financing costs, net; income tax expense; exploration expenses; depreciation, depletion and amortization; asset impairments; asset disposition gains and losses; non-cash share-based compensation; non-cash valuation changes for derivatives and financial instruments; restructuring and transaction costs; accretion on discounted liabilities; and other items not related to normal operations. EBITDAX as defined by Devon may not be comparable to similarly titled measures used by other companies.

	Q1 ‘25	Q4 ‘24	Q3 ‘24	Q2 ‘24	TTM	Q1 ‘24
Net earnings (GAAP)	$509	$653	$825	$855	$2,842	$609
Financing costs, net	123	123	88	76	410	76
Income tax expense	137	187	239	185	748	159
Exploration expenses	10	12	4	3	29	9
Depreciation, depletion and amortization	912	971	794	768	3,445	722
Asset impairments	254	—	—	—	254	—
Asset dispositions	2	(5)	—	15	12	1
Share-based compensation	24	24	24	26	98	24
Derivative & financial instrument non-cash val. changes	88	142	(166)	31	95	169
Accretion on discounted liabilities and other	27	24	45	5	101	22

EBITDAX (Non-GAAP)	$2,086	$2,131	$1,853	$1,964	$8,034	$1,791

NET DEBT

Devon defines net debt as debt (includes short-term and long-term debt) less cash, cash equivalents and restricted cash. Devon believes that netting these sources of cash against debt provides a clearer picture of the future demands on cash from Devon to repay debt.

	2025	2024
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Total debt (GAAP)	$8,880	$8,883	$8,884	$6,140	$6,147
Less:
Cash, cash equivalents and restricted cash	(1,234)	(846)	(676)	(1,169)	(1,149)

Net debt (Non-GAAP)	$7,646	$8,037	$8,208	$4,971	$4,998

NET DEBT-TO-EBITDAX

Devon defines net debt-to-EBITDAX as net debt divided by an annualized EBITDAX measure. Devon believes this ratio provides information useful to investors in assessing the company’s credit position and debt leverage.

	2025	2024
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Net debt (Non-GAAP)	$7,646	$8,037	$8,208	$4,971	$4,998
EBITDAX (Non-GAAP) (1)	$8,034	$7,739	$7,496	$7,668	$7,434

Net debt-to-EBITDAX (Non-GAAP)	1.0	1.0	1.1	0.6	0.7

(1)	EBITDAX is an annualized measure using a trailing twelve-month calculation.

FREE CASH FLOW

Devon defines free cash flow as total operating cash flow less capital expenditures. Devon believes free cash flow provides a useful measure of available cash generated by operating activities for other investing and financing activities.

	2025	2024
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Total operating cash flow (GAAP)	$1,942	$1,664	$1,663	$1,535	$1,738
Less capital expenditures:	(934)	(926)	(877)	(948)	(894)

Free cash flow (Non-GAAP)	$1,008	$738	$786	$587	$844

REINVESTMENT RATE

Devon defines reinvestment rate as accrued capital expenditures divided by operating cash flow. Devon believes this measure provides useful information to our investors as an indicator of the capital demands of our business relative to the cash flow generated from normal business operations.

	2025	2024				2023
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Full Year
Capital expenditures (Accrued) (1)	$972	$1,042	$916	$971	$945	$3,907
Operating cash flow	$1,942	$1,664	$1,663	$1,535	$1,738	$6,544

Reinvestment rate (Non-GAAP)	50%	63%	55%	63%	54%	60%

(1)	Q3 2024 excludes $5,045 million related to the Grayson Mill acquisition.

SECOND-QUARTER AND FULL-YEAR 2025 GUIDANCE

	$	$	$	$
PRODUCTION GUIDANCE
	Quarter 2		Full Year
	Low	High	Low	High
Oil (MBbls/d)	381	387	382	388
Natural gas liquids (MBbls/d)	207	213	206	212
Gas (MMcf/d)	1,330	1,370	1,330	1,370

Total oil equivalent (MBoe/d)	810	828	810	828

CAPITAL EXPENDITURES GUIDANCE
	Quarter 2 (1)		Full Year
(in millions)	Low	High	Low	High
Upstream capital	$910	$950	$3,475	$3,625
Carbon capital	30	40	100	125
Midstream and other capital	35	45	125	150

Total capital	$975	$1,035	$3,700	$3,900

(1)	Q2 capital includes approximately $50 million related to multiple land trades in the Delaware Basin that will increase interest on greater than 30 wells.

PRICE REALIZATIONS GUIDANCE
	Quarter 2		Full Year
	Low	High	Low	High
Oil - % of WTI	95%	99%	95%	99%
NGL - % of WTI	28%	32%	28%	32%
Natural gas - % of Henry Hub	45%	55%	50%	60%

OTHER GUIDANCE ITEMS
	Quarter 2		Full Year
($ millions, except Boe and %)	Low	High	Low	High
Marketing and midstream operating profit	$(20)	$(10)	$(60)	$(40)
LOE and GP&T per BOE	$9.00	$9.40	$8.80	$9.20
Production and property taxes as % of upstream sales	7.0%	8.0%	7.0%	8.0%
Exploration expenses	$5	$15	$30	$50
Depreciation, depletion and amortization	$880	$920	$3,600	$3,700
General and administrative expenses	$110	$120	$450	$490
Financing costs, net	$110	$120	$450	$490
Other expenses	$—	$10	$15	$30

INCOME TAX GUIDANCE
	Quarter 2		Full Year
(% of pre-tax earnings)	Low	High	Low	High
Current income tax rate	14%	16%	14%	16%
Deferred income tax rate	4%	6%	4%	6%

Total income tax rate	~20%		~20%

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2025 & 2026 HEDGING POSITIONS

Oil Commodity Hedges

	Price Swaps		Price Collars
Period	Volume (Bbls/d)	Weighted Average Price ($/Bbl)	Volume (Bbls/d)	Weighted Average Floor Price ($/Bbl)	Weighted Average Ceiling Price ($/Bbl)
Q2 2025	15,000	$72.18	99,000	$66.54	$75.41
Q3-Q4 2025	9,000	$71.52	105,000	$66.35	$75.36

	Three Way Collars
Period	Volume (Bbls/d)	Weighted Average Floor Sold Price ($/Bbl)	Weighted Average Floor Purchased Price ($/Bbl)	Weighted Average Ceiling Price ($/Bbl)
Q2-Q4 2025	13,000	$50.77	$65.00	$77.37
Q1-Q2 2026	5,000	$50.00	$65.00	$77.91

Oil Basis Swaps
Period	Index	Volume (Bbls/d)	Weighted Average Differential to WTI ($/Bbl)
Q2-Q4 2025	Midland Sweet	63,000	$1.00
Q2-Q4 2025	NYMEX Roll	4,000	$0.91
Q1-Q4 2026	Midland Sweet	32,000	$1.13

Natural Gas Commodity Hedges - Henry Hub

	Price Swaps		Price Collars
Period	Volume (MMBtu/d)	Weighted Average Price ($/MMBtu)	Volume (MMBtu/d)	Weighted Average Floor Price ($/MMBtu)	Weighted Average Ceiling Price ($/MMBtu)
Q2 2025	342,000	$3.36	170,000	$3.00	$3.80
Q3 2025	302,000	$3.40	170,000	$3.00	$3.80
Q4 2025	245,000	$3.51	170,000	$3.00	$3.80
Q1-Q4 2026	217,500	$3.72	160,000	$3.14	$4.88

Natural Gas Basis Swaps

Period	Index	Volume (MMBtu/d)	Weighted Average Differential to Henry Hub ($/MMBtu)
Q2-Q4 2025	Houston Ship Channel	230,000	$(0.35)
Q2-Q4 2025	WAHA	110,000	$(1.11)
Q1-Q4 2026	Houston Ship Channel	50,000	$(0.29)
Q1-Q4 2026	WAHA	20,000	$(1.30)

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2025 & 2026 HEDGING POSITIONS (continued)

NGL Commodity Hedges
		Price Swaps
Period	Product	Volume (Bbls/d)	Weighted Average Price ($/Bbl)
Q2-Q4 2025	Natural Gasoline	3,000	$63.35
Q2-Q4 2025	Normal Butane	323	$39.90
Q2-Q4 2025	Propane	3,000	$32.29

Devon’s oil derivatives settle against the average of the prompt month NYMEX West Texas Intermediate futures price. Devon’s natural gas derivatives settle against the Inside FERC first of the month Henry Hub index. Devon’s NGL derivatives settle against the average of the prompt month OPIS Mont Belvieu, Texas index. Commodity hedge positions are shown as of March 31, 2025.

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